SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 1998


                     PHARMACEUTICAL MARKETING SERVICES INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-9723              51-0335521
     (State of other jurisdiction of    (Commission    (I.R.S. Employer
    incorporation or organization)      File Number)   Identification No.)

        45 Rockefeller Plaza, New York, New York                10111
         (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code:(212) 841-0610



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          Item 2. Acquisition or Disposition of Assets.

          On August 3, 1998, Pharmaceutical Marketing Services Inc. ("PMSI" or the "Company") entered into a Purchase Agreement (the "Purchase Agreement"), among IMS Health Incorporated ("IMS"), PMSI, PMSI Holdings Limited and Source Informatics European Holdings LLC (collectively, the "Selling Subsidiaries" and, together with PMSI, the "Sellers"), pursuant to which the Sellers agreed to sell to IMS their non-US operating assets in return for which they received an aggregate 1,197,963 shares of Common Stock, $.01 par value ("IMS Common Stock"), of IMS (the "IMS Shares"). The number of IMS Shares was calculated to equal $75 million, based on the average of the closing sales prices of IMS Common Stock on the New York Stock Exchange Composite Transactions Tape on the 10 consecutive trading days ending on July 29, 1998. The transactions were consummated on August 5, 1998. Pursuant to a Registration Rights Agreement, IMS has granted PMSI certain rights of registration (or, under certain circumstances, put rights to require IMS to repurchase the IMS Shares) with respect to the IMS Shares. A copy of the Purchase Agreement (including, as an exhibit thereto, the Registration Rights Agreement) is attached as Exhibit 2 hereto. PMSI has retained Scott-Levin, its US subsidiary that provides market research and managed care audits. PMSI has also retained its non-operating assets.

          The Company and IMS, as assignee of Nielsen Media Research, Inc., formerly known as Cognizant Corporation, and New Sierra Acquisition Corp., a wholly-owned subsidiary of IMS ("Sub"), had previously executed an Agreement and Plan of Merger, dated as of March 23, 1998 (the "Merger Agreement"), pursuant to which PMSI was to be merged with and into Sub. Upon execution of the Purchase Agreement, the Merger Agreement and the related stock option agreement were terminated.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Businesses Acquired.

               Not Applicable.

          (b) Pro Forma Financial Information.

               It is impracticable at this time for the registrant to provide pro forma financial information required by this Item. The registrant will file such pro forma financial information no later than 60 days from the date hereof.

          (c)  Exhibits.

         Exhibit 2 Purchase Agreement, dated as of August 3, 1998 among IMS Health Incorporated, Pharmaceutical


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                       Marketing Services Inc., PMSI Holdings Limited
                       and Source Informatics European Holdings LLC.




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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHARMACEUTICAL MARKETING SERVICES INC.


Dated: August 17, 1998                    By:    /s/ Warren J. Hauser
                                          Name:  Warren J. Hauser
                                          Title: Vice President




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                                  EXHIBIT INDEX


         Exhibit No.

         2 Purchase Agreement, dated as of August 3, 1998 among IMS Health Incorporated, Pharmaceutical Marketing Services Inc., PMSI Holdings Limited and Source Informatics European Holdings LLC.


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